Proteostasis Therapeutics, Inc. (Nasdaq: PTI) JP Morgan Annual Healthcare Conference, January 9-12, 2017 Exhibit 99.1

Safe Harbor and Disclaimer To the extent that statements in this presentation are not historical facts, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “anticipate,” “estimate,” “intend,” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. Examples of forward-looking statements made in this presentation include, without limitation, statements regarding the status of, and our expected timelines for, our ongoing and expected pre-clinical and clinical development programs. Forward-looking statements made in this presentation involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by the forward-looking statements, and we therefore cannot assure you that our plans, intentions, expectations or strategies will be attained or achieved. Such risks and uncertainties include, without limitation, uncertainties inherent in the execution and completion of clinical trials, in the timing of availability of trial data, in the actions of regulatory agencies, and those set forth in our Form 10-Q for the quarter ended September 30, 2016, and our other SEC filings. We assume no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation also contains estimates and other statistical data made by independent parties and by us relating to, among other items, disease incidence, market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of risk and uncertainty. New risks emerge from time to time, and neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such date after the date of this presentation. By attending or receiving this presentation you acknowledge you are solely responsible for your own assessment of the market and our market position and that you will conduct your own analysis and are solely responsible for forming your own view of the potential future performance of our business. The trademarks included in this presentation are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the Company or its securities.

Investment Highlights Proprietary platform to develop novel therapeutics for diseases caused by dysfunctional protein processing Initial focus on increasing CFTR activity in patients with CF Developing a novel class of CFTR modulators (amplifiers) that increase CFTR protein levels Significantly increase the activity of correctors and potentiators in standard HBE cell assays No safety or tolerability issues noted in initial Phase I studies to date Developing proprietary triple combination therapy including PTI-428 for the treatment of CF - cellular assays suggest full restoration of CFTR activity Additional upside from Astellas collaboration for other protein processing diseases Q3 16 Ending cash of $100M after successful follow-on financing

Key Updates January 2017

- PTI-428 CFTR Amplifier Advancing to POC
  - Completed dosing of SAD up to 300 mg in healthy volunteers
  - Completed dosing of MAD cohorts up to 150 mg in healthy volunteers
  - Completed dosing of SAD up to 100 mg in CF subjects
  - Demonstrated dose proportional increase in exposure across all dose levels
  - Showed comparable PK in healthy volunteers and CF subjects
  - No safety concerns observed to date
  - Screening activities underway for CF subjects on Orkambi®

- PTI Corrector (PTI-801) and Potentiator (PTI-808)
  - IND submissions for novel corrector PTI-801 and novel potentiator PTI-808 planned for Q1 2017

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PROTEOSTASIS THERAPEUTICS, INC.

Q1 2017 Pipeline

	Discovery	Preclinical Development	Clinical Development	Collaborators	Highlights
Cystic Fibrosis	PTI-428 (Amplifier)				Topline FEV_1 data on track for Q1 2017
	PTI-801 (Corrector)				PTI-NC-733 is comprised of PTI-428 + PTI-801 + PTI-808
	PTI-808 (Potentiator)				INDs for PTI-801 and PTI-808 targeted to be submitted in Q1 2017
Protein Conformational Diseases	UPR* Modulators			astellas Leading Light for Life	Eligible to receive up to $400M in milestones via Astellas collaboration

** UPR: Unfolded Protein Response*

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PROTEOSTASIS THERAPEUTICS, INC.

PTI-428 Amplifier May Serve as the Lynchpin of CFTR Modulator Combination Therapy Approaches Amplifiers act early in CFTR biosynthesis and are designed to increase the amount of protein available for later acting modulators, such as correctors and potentiators

39% F508del Heterozygotes 10% 47% F508del Homozygotes 5% 10% 12% Gating Mutation Conductance & Synthesis Mutations Stop Codon Mutation Processing Mutation Approximate % CF Population (U.S. & Canada) Orkambi %Predicted FEV1 Absolute Improvement Kalydeco Significant Unrealized Efficacy in CF Patients 7

PTI-428 and PTI-NC-733 May Provide Optimal Risk Benefit Profile for the Majority of the CF Population



Approximate % CF Population (U.S. & Canada)
%Predicted FEV1 Absolute Improvement
10%
Target for PTI-NC-733
Predicted PTI-428 + Orkambi or Kalydeco
Kalydeco
Orkambi
5%
10%
47% F508del Homozygotes
39% F508del Heterozygotes
12%
Gating Mutation
Conductance & Synthesis Mutations
Processing Mutation
Stop Codon Mutation

NB: PTI-428, PTI-NC-733 projection of FEV_1 values based on actual *in vitro* efficacy data

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PROTEOSTASIS THERAPEUTICS, INC.

PTI, Vertex And Galapagos In the Hunt for a Triple Combo Pill



1H 2016
2H 2016
1H 2017
2H 2017
1H 2018
2H 2018
pti
PTI-428
POC results
PTI-801 & 808
P1 results
PTI-801, 808,
PTI-NC-733
POC starts
PTI-801,808,
PTI-NC-733
POC results
Galápagos
GLPG222 corr.
P1 results
GLPG1837 and '2451
pot. P2 results
Dual combo
P1 results
Triple combo
P1 results
Triple combo
P2 results
Nivalis
THERAPEUTICS
cavosonstat + Orkambi
P2 results
cavosonstat + Kalydeco
P2 results
cavosonstat
P3 results
ProQR
QR-010
P1b results
QR-010
P1 POC results
QR-010
P2 results
VERTEX
Triple combo
P1 results
VX-661/iva
P3 results
VX-152/661/iva
VX-440/661 iva
P2 results
VX-661
NDA filing
VX-659/VX-661/iva
P2 results
VX-661+ivacaftor
approval
Publicly disclosed guidance
Failed or to be abandoned
Assumptions
Triple combo data

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THERAPEUTICS, INC.

In Vitro Efficacy Data of Vertex CFTR Modulators Seem to Predict Clinical Efficacy



R^2 = 0.7419
% Predicted FEV1 (Absolute Improvement)
24%
22%
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
-2%
-4%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
110%
120%
Ussing Activity (% normal CFTR)
PTI-NC-733(F/F)
extrapolated correlation
PTI-NC-733(G)
iva/VX-661/VX-152 (F/F)
iva (G)
iva/luma/PTI-428 (F/F)
iva/VX-661/VX-152 (F)
PTI-801/PTI-808 (F/F)
iva/VX-661 (F/F)
iva (R)
iva/luma/PTI-428 (F)
VX-661(F/F)
iva/luma (F/F)
iva (F/ F)
iva/luma (F)
luma (F/F)
iva = ivacaftor
luma = lumacaftor
(G) = G551D
(R) = R117H
(F/F) = F508del homozygote
(F) = F508del heterozygote
= Published FEV1 data
= Projected FEV1 data

NB: PTI-428, PTI-801, PTI-808, (PTI-NC-733) projection of FEV_1 values based on actual *in vitro* efficacy data

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PROTEOSTASIS THERAPEUTICS, INC.

Potentiators and correctors show a strong correlation between their effect in vitro measured by the Ussing Chamber Assay and lung function improvement CFTR modulators are evaluated in Ussing Chamber Assay Severity of CF progression is measured by FEV1 (forced expiratory volume in one second) in patients Measurement of CFTR Protein Activity In Vitro is Highly Correlated with Clinical Efficacy FEV1 is industry-standard efficacy endpoint in CF clinical trials Rate of FEV1 decline correlates with life expectancy and is predictive of mortality In vitro CFTR protein activity is measured in human bronchial epithelial (HBE) cells derived from the lungs of CF patients Ussing Chamber Assay invented in 1946 and well-established in CF basic research In vitro activity of CFTR protein expressed as 50% of normal CFTR function correlates with an absolute FEV1 improvement of approximately 10% observed in clinical trials

In Vitro Efficacy Data Suggests Amplifier Improves CFTR Therapy by Addressing Corrector/Potentiator Substrate Limitation F508del F508del F508del Nonsense allele ~no CFTR Genotype In Vitro Effect Clinical Efficacy Amplifier Amplifier

PTI-428 Improves the Efficiency of Translation and Increases the Amount of Newly Synthesized CFTR Protein CFTR translation begins Signal sequence (SS) emerges to guide the translational machinery to the ER membrane Translation is paused Amplifier improves the ability of SS to target the ER membrane and reduces mRNA decay CFTR Protein Translocon SRP Receptor SRP ER Membrane ER Lumen mRNA Ribosome Signal sequence RNC PTI-428 CFTR translation resumes

PTI-428 Has Been Shown to Increase CFTR Activity in HBE Cells Across All CF Mutation Classes

- HBE cells derived from the lungs of CF patients can be cultured and tested for CFTR function measured by chloride current in an Ussing Chamber Assay
- Experimental approach well validated by CF research community and industry, including Vertex Pharmaceuticals
- *In vitro* studies currently demonstrate that PTI-428 increases the amount of unfolded CFTR protein
- Additional substrate for correctors and potentiators to act upon leads to improved CFTR protein activity

CFTR Genotype	Genotype Class	PTI-428
Wild type	Wild-Type	☑
F508del/F508del	II/II	☑
G542X/F508del	I/II	☑
R117H/F508del	IV/II	☑
G551D/F508del	III/II	☑
G542X/G542X	I/I	☑
3849 + 10kbC>T/N1303K	V/II	☑

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PROTEOSTASIS THERAPEUTICS, INC.

PTI-428 Has Been Shown to Increase the Efficacy of CFTR Modulators in Genotypes with at Least One F508del Allele Class I Stop Codon Mutation II Processing Mutation III Gating Mutation IV Conductance Mutation Defect Protein translation prematurely stopped Misfolded protein fails to reach surface Abnormal regulation of ion flow Faulty channel conductance slows ion flow HBE Genotype Tested G542X/F508del Class I/II F508del/F508del Class II/II G551D/F508del Class III/II R117H/F508del Class IV/II In vitro increase in ion flow from PTI-428 combinations* 190% compared to lumacaftor/ivacaftor 184% compared to lumacaftor/ivacaftor 174% compared to ivacaftor/VX-661 160% compared to ivacaftor 193% compared to ivacaftor *PTI-428 added to indicated compound(s)

PTI-428 has shown to improve the effect of additional CF disease modifying drugs such as stop codon read-through compounds in vitro suggesting possible therapeutic applications in Class I and Class V CFTR genotypes PTI-428 Has Been Shown to Increase the Efficacy of CFTR Modulators in Genotypes without a F508del Allele Class I Mutation Class V / Class II Mutation

PTI-428 Upregulates Synthesis and Function of CFTR in Normal Cells The activity of PTI-428 can also be seen on normal CFTR in HBEs and leads to: Increased amount of normal CFTR mRNA Increased CFTR chloride transport activity as measured in Ussing Chamber Assay Correctors do not modulate normal CFTR function PTI-428 increases normal CFTR mRNA both in vitro and in human subjects CFTR mRNA CFTR Function

Measurement of CFTR mRNA and Protein Developed as a Clinical Biomarker Amplifiers are the only known CFTR modulators that lead to an increase in immature CFTR protein that results in an increase in mRNA. Thus, a clinical biomarker was designed to detect an increase in CFTR mRNA and protein. Nasal brush biomarker is noninvasive technique to sample the respiratory epithelium

Persistent Increase in CFTR mRNA Observed in Nasal Epithelium After 90 Days of Dosing with PTI-428 90 days of consecutive oral once a day dosing Dose levels are 0, 2.5 mg/kg, 5 mg/kg, 10 mg/kg 32 monkeys total (16 male and 16 female monkeys); 8 per group Necropsy at 24 hours post last dose Changes in CFTR mRNA 24hr post dosing Monkey Nasal Epithelium Normalized CFTR mRNA Levels

PTI-428 Phase 1 Trials Update PTI-428-01 CF Patients Dosing in SAD completed; results remain blinded PTI-428-02 Healthy Volunteers SAD and MAD arms completed up to 300 mg and 150 mg , respectively; MAD cohorts remain blinded Safety Review Committee has not identified any safety concerns based on reviews of adverse events, vital signs, ECG, chemistry and hematology lab values Exploratory biomarker nasal CFTR mRNA and protein data confirms approximately a 2-fold increase in CFTR mRNA and protein observed in subjects where PTI-428 achieved a threshold concentration Preliminary PK data show dose-proportionality and support once daily dosing MAD Cohorts rolled into Orkambi POC arms Safety Review Committee has not identified any safety concerns based on reviews of adverse events, vital signs, ECG, chemistry and hematology lab values 13 sites currently active in sites across North America and Canada Screening activities underway for CF subjects on Orkambi ®

Pharmacokinetic Data from Healthy Volunteers and CF Subjects in SAD Cohorts Shows Dose Proportionality T ½ ~ 14-15 hours Day 1 PK Profile of Single Dose Cohorts Healthy Volunteers 300 mg 100 mg 30 mg 10 mg Day 1 PK Profile of Single Dose Cohorts CF Subjects

Timing of Nasal CFTR mRNA Response Mirrored PK Profile in 100 mg SAD 22 0 8hr 24hr 48hr 72hr Time after Dosing 0 8hr 24hr 48hr 72hr 100 mg Single Dose PK An increase in mRNA up to 1.5x considered within the noise of the assay

Pharmacokinetic Data from Healthy Volunteers MAD Cohorts Shows Dose Proportionality PTI-428 Concentration vs Time in PTI-428-02 Study 20 mg 50 mg 150 mg

CFTR mRNA Biomarker Suggests Sustained Biological Activity of PTI-428 in 150 mg MAD Cohort in Healthy Volunteers Treatment PTI-428 was tested in MAD study at three dose levels; daily dosing over 7 days and 7 days of follow up 150 mg cohort suggests a sustained effect on CFTR mRNA levels measured in the target tissue (nasal epithelia) Target effect of approximately 2x increase over baseline level was achieved with the 150 mg daily dose over 7 days CFTR mRNA level returned towards baseline level by the end of the 7 day follow up period Follow up

PTI-428 Demonstrates Linear Dose Proportionality in Healthy Volunteers PTI-428 pharmacokinetic profile confirms linear dose proportionality across all doses tested in healthy volunteers Single 100 mg dose achieves a plasma concentration level (Cmax) that exceeds EC50 (approximately EC70) Highest dose tested (300 mg) exceeds EC90 Linear dose proportionality is preserved in multiple daily dosing cohorts (20 mg, 50 mg and 150 mg) CFTR mRNA quantification in target tissue (nasal epithelia) confirms a positive relationship between biological effect and drug exposure Target efficacy of approximately 2 fold increase in CFTR mRNA can be achieved with doses between 50 mg and 150 mg R2=0.97 (SAD) Target biological activity

Estimated Efficacious Dose is Approximately 50 – 100 mg Once Daily 100 mg Single Dose PK When taken with food, PTI-428 shows an increased exposure Projected exposure values estimate that at least an EC50 (1.48 µM) may be achieved with a 50 mg dose level and at least an EC90 (4.28 µM) may be achieved with a 100 mg dose level in CF subjects taking PTI-428 with food Study Dose (mg) Maximum CFTR mRNA Increase at Steady State Steady State Cmax (µM) Actual values (fasted healthy volunteer subjects) MAD 20 1.44 0.62 MAD 50 1.57 1.65 MAD 150 2.52 8.00 Projected values (fed healthy volunteer and CF subjects) Healthy volunteers 50 1.89 2.70 CF patients 50 1.86 2.58 Healthy volunteers 100 2.28 5.39 CF patients 100 2.26 5.17

PTI-801 and PTI-808 On Track for IND Submissions Q1 17

PTI-801 (corrector)

- Linear PK profile established in dog and rat
- GLP tox studies complete
- Estimated safety margin >20x
- DDI potential low based on *in vitro* profiling

PTI-808 (potentiator)

- Linear PK profile established in dog and rat
- GLP tox studies complete
- Estimated safety margin >20x
- DDI potential comparable to ivacaftor based on *in vitro* profiling

Initial feasibility study supports co-formulation of PTI-428, PTI-801 and PTI-808

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PROTEOSTASIS THERAPEUTICS, INC.

PTI Corrector Chemistry Progress In vitro PTI correctors are synergistic with tezacaftor and ivacaftor and PTI believes can be developed as add on to this combination upon its approval F508del/G542X compound heterozygote («Het/Min») HBE cell CFTR activity can be restored Nomination of PTI-801 as candidate includes efficacy, potency and ADME/PK properties F508del/Minimal Function PTI-801 * Triple combinations of the PTI corrector on top of tezacaftor and ivacaftor

In Vitro PTI's Amplifier and Corrector Synergize with Known CFTR Modulators in Heterozygote (F508del/G542X) Patient Cells


F508del/Minimal Function
% Normal CFTR
200
150
100
50
0
8%
60%
99%
45%
104%
36%
59%
102%
172%
DMSO
10uM PTI-801 + 1uM PTI-808
10uM PTI-801 + 1uM PTI-808 + 10uM PTI-428
3uM LUMA + 1uM IVA
3uM LUMA + 10uM PTI-801 + 1uM IVA
3uM TEZ + 1uM IVA
3uM TEZ + 10uM PTI-428 + 1uM IVA
3uM TEZ + 10uM PTI-801 + 1uM IVA
3uM TEZ + 10uM PTI-801 + 10uM PTI-428 + 1uM IVA

- PTI amplifier/corrector combination is superior to both luma/iva and teza/iva
- PTI doublet (corrector/potentiator) is complementary to teza/iva, the combination achieves highest rescue reported to date in HBE heterozygote cells («het/min»)
- PTI believes PTI-428 and PTI-801 can be developed as add ons to both luma/iva and teza/iva
- PTI triple combination provides full restoration of CFTR activity in F508del heterozygotes («het/min»)

*F508del/G542X HBE donor

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PROTEOSTASIS THERAPEUTICS, INC.

Unique Features of PTI CF Product Candidates Allow for Differentiated Clinical Development Strategy Differentiated profile of PTI drug candidates allows for a unique clinical development strategy that could circumvent potential pitfalls faced by other investigational drugs Limited availability and eligibility of CF patients for investigational clinical trials can negatively impact study duration and costs Approximately 1 out of 2 CF patients are eligible for approved disease modifying drugs (Orkambi, Kalydeco) in the US and thus not likely to participate in clinical trials that require treatment suspension Approximately 1 out of 6 patients are being targeted by currently ongoing clinical studies in the US PTI-428 Phase 1 study will be performed in CF patients on as-come basis regardless of CFTR genotype Proof-of-concept and dose-ranging studies will be conducted in patients already on standard of care and all patients will receive marketed drugs PTI-NC-733 (PTI-428/PTI-801/PTI-808) The combination of the corrector and potentiator in PTI-NC-733 has demonstrated superior in vitro efficacy compared to the combination of lumacaftor and ivacaftor

PTI-NC-733 Proof-of-Concept Study Targeted to Start 2H 2017 and Topline Data in 1H 2018



2017
2018
2019
J F M A M J J A S O N D J F M A M J J A S O N D J F M A M J J A S O N D
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
PTI-801 FIH
PTI-808 FIH
SAD/MAD
PTI-801 DRF/PoC
PTI-808 DRF/PoC
PTI-NC-733 PoC
PTI-NC-733 Ph3
Phase 3 Expansion

Parallel trials testing safety of single drug candidates PTI-801 and PTI-808

- Phase 1 (SAD, MAD-POC cohorts) clinical trials planned for 1H 2017

Parallel testing of dual and triple combinations in dose-ranging and proof-of-concept* studies

- PTI-801 and Orkambi in Orkambi eligible CF patients
- PTI-808 and PTI-428 in potentiator responsive CF patients
- PTI-NC-733 in CF patients with at least one F508del allele

Phase 3 study with all PTI-NC-733 components

* Pending positive Phase 1 data

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PROTEOSTASIS THERAPEUTICS, INC.

Key Upcoming Milestones Q1 2017: PTI-428 Topline proof-of-concept data as measured by FEV1 Q1 2017: PTI-801 and PTI-808 IND Submissions 1H 2017: PTI-801 and PTI-808 Phase 1 Topline data 2H 2017: PTI-801, PTI-808 and PTI-NC-733 Phase 2 initiation* 1H 2018: PTI-801, 808 and PTI-NC-733 Phase 2 Topline data * If PTI-428 Phase 1 trial is successful